EXHIBIT 99.1

American Commercial Lines Second Quarter Earnings Call July 30, 2008

Disclosure Statements made during this presentation with respect to the future are forward-looking statements. Forward looking statements involve risks and uncertainties. ACL actual results may differ materially from those anticipated as the result of various factors. A list of some of these factors can be found in American Commercial Line's SEC filings, including its Form 10-K on file with the Securities and Exchange Commission. During the presentation reference may be made to certain non- GAAP or adjusted financial measures. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is available on ACL's web site at www.aclines.com in the investor relations section under non- GAAP financial data.

Second Quarter Overview Positive financial performance in a difficult operating environment Challenging operating conditions and fuel inflation headwinds persist EBITDA of $27.3MM, EPS of $0.09 $51MM of Cash Flow from Operations Continued EBITDA improvement at Jeffboat Revenue growth +24% +13% fuel-neutral rate increases Continued portfolio conversion to a higher percentage of liquids Cost control and productivity gains beginning to show results Amended bank credit agreement in place Strong safety and environmental performance Positive Fundamentals, Execution on Track, But Continued Headwinds

Commercial Growth Strategy Positive contract renewals during the quarter in both liquid and dry businesses Expanding customer base in liquids Double-digit fuel-neutral rate strength Legacy contract renegotiation at Jeffboat Continued organic growth in Transportation Making Progress on Commercial Objectives

Cost Control - Fuel Consumption and SG&A Gallons Consumed/Boat Op Hour SG&A Cost by Quarter Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Fuel 91.12004423 89.9332422 84.42732504 89.43276839 100.4025788 89.13886537 88.61664188 91.39688857 91.89528788 95.88711791 93.47292974 92.68642713 94.73700559 86.49 Post-Katrina Katrina 7% Reduction in Q2 SG&A Excluding Severance Costs and Acquisitions 9% Reduction in Q208 from Q1 ... Managing Fuel Usage in Challenging Operating Conditions Q107 Q108 Q207 Q208 Other SG&A 16.4 17.5 18.4 17.1 Severance 1.2 0.8 Acquisitions 1.4 2.5 $16.4 $20.1 $18.4 $20.4 $ Millions

Productivity Metrics Labor Hours Per Ton of Steel (Reduction vs Prior Year Quarter) Ton-Miles Per Average Barge Dry Liquid 1st Qtr 3391 3471 2nd Qtr 3323 3154 Q108 Q208 Q108 Q208 Dry Liquid 1st Qtr 2nd Qtr Dry -0.12 -0.24 Liquid -0.2 -0.14 Hopper Tanker Hopper Tanker Q108 Q208 Dry i 2% driven by challenging operating conditions Liquids i 9% due to higher stationary days from operating conditions, demurrage and shorter trip length High labor utilization across the shipyard Reducing direct and indirect labor hours on all product lines

1st Qtr 2nd Qtr 2007 6472 4183 2008 11007 16234 Barge Days Lost Due to River Delays Q107 Q108 Q207 Q208 1st Qtr 2nd Qtr 2008 7 3 2007 19 5 Manufacturing Production Days Lost Due to Weather Q107 Q108 Q207 Q208 Delay Days 2nd Quarter Disruption Greater than 1st Quarter with Multiple Weather Events Less of a Factor to 2nd Quarter Results

Legacy Non-Legacy Grain Coal Steel East 78 228 Revenue Portfolio Mix Liquid Bulk Grain Coal Steel East 30 32 17 11 10 Manufacturing Transportation Sales Backlog ($ Millions) Liquid Bulk Grain Coal Steel East 27 31 25 8 9 Legacy Non-Legacy East 219 210 2008 YTD 2007 Full Year June 30, 2008 December 31, 2007 Total Backlog - $306 Total Backlog - $429

Annualized Organic Growth Q1 Q2 2008 YTD Hoppers 25 25 Tankers 11 11 Special Transportation Manufacturing Q2 2008 YTD 2007 FY Bulk 0 14 30 Coal 13 23 20 Liquids 0 4 10 $60 $13 $41 ($ Millions) Continued Strong Demand for New Organic Growth Renegotiated Legacy Tank Barge Contract Options in Q2 $25 $36 $11 (Additions to Sales Backlog)

Note: All periods exclude discontinued operations and cost of debt refinancing (net of tax) of $1.4MM ($0.02 EPS) in 2Q07 and $1.5MM ($0.03) in 2Q08 Second Quarter Financial Results ($ in Millions except EPS) Revenues $322.7 24% Operating Income 13.5 (3) % 4.2% (1.2)pts Net Income 4.8 (33) EPS 0.09 (0.02) EBITDA $27.3 1% % 8.5% (1.8)pts Cash From Operations $50.9 58% Effective Tax Rate 38.1% (0.4)pts 2Q08 Variance To PY 2Q 2007 EBITDA $26.9 Transportation: Fuel Inflation (30.9) Fuel Price Recovery 22.3 Other Price Rate Increase 13.9 Scrapping 3.5 Boat Productivity (8.6) Volume (1.6) All Other (1.6) (3.0) Manufacturing 2.8 Professional Services 0.6 2Q 2008 EBITDA $27.3 Key 2nd Quarter Variance Drivers

Note: All periods exclude discontinued operations and cost of debt refinancing (net of tax) of $14.9MM ($0.24 EPS) in the six months ended June 30, 2007 and $1.5MM ($0.03 EPS) in the six months ended June 30, 2008 Six Months Financial Results ($ in Millions except EPS) Revenues $593.2 21% Operating Income 23.1 (36) % 3.9% (3.5)pts Net Income 7.1 (64) EPS 0.14 (0.17) EBITDA $50.3 (19)% % 8.5% (4.3)pts Cash From Operations $42.6 63% Effective Tax Rate 37.8% - 2008 Variance To PY Six Months 2007 EBITDA $62.3 Transportation: Fuel Inflation (56.1) Fuel Price Recovery 38.1 Other Price Rate Increase 18.1 Scrapping 3.1 Pension Benefit 2.1 Boat Productivity (11.4) Maintenance (6.1) Volume (2.0) Severance Costs (2.0) All Other (0.5) (16.7) Manufacturing 4.0 Professional Services 0.7 Six Months 2008 EBITDA $50.3 Key Six Months Variance Drivers

Segment Highlights - Transportation ($ in Millions) Revenues $217.2 17% Cost of Sales 193.5 22 SG&A 17.0 (2) Operating Income $6.7 (33) % 3.1% (2.3)pts EBITDA $19.2 (14)% % 8.8% (3.2)pts 2Q08 V% Key 2nd Quarter Dynamics Key Metrics vs Prior Year Quarter Rev Per Barge ^ +22% Rate Per Ton Mile ^ +13% Ton Mile Volume ^ -11% Freight rates h 28% driven by fuel escalation and 13% fuel-neutral rate adjustments Charter and day rate contract revenues h 22% Spot grain tariff rates h 30% Ton miles i 11%, primarily grain, due to poor operating conditions and 117 fewer barges Fuel cost per gallon h 72% ... $8.6MM in unrecovered direct and indirect fuel price increase, net of fuel hedge benefits Fuel consumption i 6% ... $2.4MM savings ~$6MM negative impact to margin from unfavorable weather-related operating conditions $3.5 million higher scrapping income

Segment Highlights - Manufacturing ($ in Millions) Revenues $95.6 27% Cost of Goods Sold 88.1 25 SG&A 0.9 (17) Operating Income $6.7 69% % 7.0% 1.8pts EBITDA $7.4 63% % 7.8% 1.7pts 2Q08 V% Key 2nd Quarter Dynamics Key Metrics vs Prior Year Quarter Barges Built - Dry Hoppers 93 93 - Tankers 17 8 - Special Vessels 2 - 112 101 2Q08 2Q07 Revenue growth from higher tanker and special vessel sales Continued improvement in margin and margin rate from high labor utilization and fewer hours Strong productivity with hours i 25% on hoppers and i 31% on tankers versus Q207 Higher levels of production despite two additional weather days compared to Q207 $97MM decrease in backlog from Q1, driven by Q2 builds, offset partially by $11MM increase from renegotiated legacy tank barge contract options $97MM (55%) reduction in legacy contracts backlog from first quarter

Cash Flow & Capital Expenditures Net Income $4 $6 Non-Cash 15 34 Working Capital 32 3 Cash From Operations $51 $43 Capital Expenditures (13) (25) Investment/Dispositions 0 (8) Free Cash Flow $38 $10 2Q08 Six Months Capital Expenditures ($ in Millions) 2008 Cap Ex Est $115 - $120MM Transp Maintenance Mfg Facilities New Builds Total East 17.6 17.6 21.5 24.6 24.6 3.9 3.1 0 Strong Cash Flow and Liquidity Debt Balance $446 Debt/EBITDA 3.01x Bank Agreement Debt/EBITDA 2.92x Revolver Availability $102 Amended Credit Agreement: 3.75x leverage through 3/31/09 YTD 2008

Summary ACL managing through a challenging environment Working on business plan execution ... commercial successes, organic growth, productivity, metrics Positive business fundamentals ... demand and pricing strength Remain cautiously optimistic on second half outlook ... continued headwinds from inflation and carryover of June weather disruption Focused on long-term strategic planning, efficient capital allocation and optimal financing structure

Appendix

Management considers EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company's business segments. EBITDA provides us with an understanding of one aspect of earnings before the impact of investing and financing transactions and income taxes. EBITDA should not be construed as a substitute for net income or as a better measure of liquidity than cash flow from operating activities, which is determined in accordance with generally accepted accounting principles ("GAAP"). EBITDA excludes components that are significant in understanding and assessing our results of operations and cash flows. In addition, EBITDA is not a term defined by GAAP and as a result our measure of EBITDA might not be comparable to similarly titled measures used by other companies.